                                                                EXHIBIT 10.22(b)


                  FIRST AMENDMENT TO AMENDED AND RESTATED LEASE


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED LEASE (hereinafter referred to as this "Amendment") is made and entered into as of the 23rd day of November, 1999, by and between 101 MARIETTA STREET ASSOCIATES ("Landlord") and INTERLAND, INC. ("Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated February 26, 1999 (the "Original Lease"), covering premises in the office building commonly known as "Centennial Tower" located at 101 Marietta Street, City of Atlanta, Fulton County, Georgia, as modified and amended pursuant to that certain First Amendment to Lease Agreement, dated as of April 1, 1991, between Landlord and Tenant, and that certain Second Amendment to Lease Agreement, dated as of May 21, 1999, between Landlord and Tenant, and as Amended and Restated pursuant to that certain Amended and Restated Lease Agreement, dated as of September 28, 1999, between Landlord and Tenant (the Original Lease, as so modified, amended and restated, is hereinafter referred to as the "Lease"); and

         WHEREAS, Landlord and Tenant desire to modify and amend the Lease as more fully set forth below;

         NOW, THEREFORE, FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby covenant and agree as follows:

         1. DEFINITIONS. For all purposes of this Amendment, unless otherwise expressly provided in this Amendment or unless the context in which such term is used indicates a contrary intent, the capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Lease.

         2. MODIFICATION AND AMENDMENT OF LEASE. Landlord and Tenant do hereby modify and amend the Lease as follows:

                  (1) The definition of "Approximate Rentable Area of the Premises" appearing in Paragraph 1 of the Lease is hereby modified and amended by adding the following provision at the end thereof:

                           "In addition, effective as of the Fifth Floor
Expansion Effective Date (which may occur prior to, contemporaneously with, or after the Third Floor Expansion Effective Date and/or the Fourth Floor Expansion Effective Date), the Approximate Rentable Area of the

Premises shall be increased by 18,105 square feet."

                  (2) The definition of "Base Rent" appearing in Paragraph 1 of the Lease is hereby modified and amended by adding the following provision at the end thereof:

                           "In addition, from and after the Fifth Floor
                           Expansion Effective Date, Base Rent shall also mean and include the following additional Base Rent:


                                                              RENTAL            ANNUAL               MONTHLY
                                                         RATE PER RENTABLE       BASE                 BASE
                                      DATE:                   SQ. FT.            RENT                 RENT
                                      -----              -----------------      ------               -------
                           From The Fifth Floor               $15.00            $271,575.00         $22,631.25
                           Expansion Effective Date
                           through July 31, 2000

                           From August 1, 2000                $15.75            $285,153.75         $23,762.81
                           through July 31, 2001

                           From August 1, 2001                $16.50            $298,732.50         $24,894.37
                           through July 31, 2002

                           From August 1, 2002                $17.25            $312,311.25         $26,025.93
                           through July 31, 2003

                           From August 1, 2003                $17.75            $321,363.75         $26,780.31
                           through July 31, 2004

                           From August 1, 2004                $18.50            $334,942.50         $27,911.87
                           through July 31, 2005

                           From August 1, 2005                $18.75            $339,468.75         $28,289.06
                           through July 31, 2006

                           From August 1, 2006                $19.25            $348,521.25         $29,043.43
                           through July 31, 2007

                           From August 1, 2007                $19.75            $357,573.75         $29,797.81
                           through July 31, 2008

                           From August 1, 2008                $20.25            $366,626.25         $30,552.18
                           through July 31, 2009


                  (3) The definition of "Base Year Operating Costs" appearing in Paragraph 1 of the Lease is hereby modified and amended by replacing the word "and" in the fourth line thereof with a comma, and by adding the phrase "and the Fifth Floor Expansion Premises" to the fourth line thereof immediately following the word "Premises" and before the word ", respectively".


                  (4) The Lease is hereby modified and amended by adding the following new definitions immediately after the defined term "Estimated Costs" and immediately preceding the defined term "Fourth Floor Expansion Effective Date":

                           "'Fifth Floor Expansion Effective Date' means the
date upon which the Fifth Floor Expansion Premises has been substantially completed (as defined in subparagraph 4(c), below) in accordance with the plans and specifications therefor (other than any immaterial work described and identified on Landlord's Punch List which cannot be completed on such date, provided such incompletion will not substantially interfere with Tenant's use of the Fifth Floor Expansion Premises); provided, however, that the date of substantial completion for purposes of determining the Fifth Floor Expansion Effective Date and the payment of Rent with respect to the Fifth Floor Expansion Premises shall be accelerated by the number of days of any Tenant Delay, and shall in any event be no later than June 1, 2000 unless a work or other delay is caused by Landlord or its agent or contractors by reason of any of such parties' failure to timely complete Landlord's Work or the Tenant Improvements in the Fifth Floor Expansion Premises, or otherwise."

                           "'Fifth Floor Expansion Premises' means all of the
Fifth Floor of the Building, being the space labeled as such on Exhibit 'B-3' attached hereto, consisting of 18,105 rentable square feet, together with any improvements now or at any time hereinafter comprising or built into such space."

                           "'Fifth Floor Expansion Premises Lease Improvement
Agreement' means the Fifth Floor Expansion Premises Lease Improvement Agreement attached hereto as Exhibit 'J' and by this reference incorporated herein."

                           "'Fifth Floor Expansion Premises Schedule of
Improvements' means the scheduling matters set forth on Exhibit 'J-1' attached hereto and by this reference incorporated herein."

                  (5) The definition of "Landlord's Allowance" appearing in Paragraph 1 of the Lease is hereby modified and amended by replacing the word "and" in the second line thereof with a comma, and by adding the phrase "and the Fifth Floor Expansion Premises Lease Improvement Agreement" to the second line thereof immediately following the word "Agreement" and before the words ", as the".

                  (6) The definition of "Landlord's Punch List" appearing in Paragraph 1 of the Lease is hereby modified and amended by adding the phrase "and the "Fifth Floor Expansion Premises, as the case may be," to the second line thereof immediately following the word "Premises" and before the word ", which".

                  (7) The definition of "Landlord's Work" appearing in Paragraph 1 of the Lease is hereby modified and amended by replacing the word "and" in the second line thereof with a comma, and by adding the phrase "and the Fifth Floor Expansion Premises Lease Improvement Agreement," to the second line thereof immediately following the word "Agreement" and before the word ", as the".

                  (8) The definition of "Lease Improvement Agreements" appearing in Paragraph 1 of the Lease is hereby modified and amended by replacing the word "and" in the second line thereof with a comma, and by adding the phrase "and the Fifth Floor Expansion Premises Lease Improvement Agreement" at the end of such definition immediately following the word "Agreement".

                  (9) The definition of "Premises" appearing in Paragraph 1 of the Lease is hereby modified and amended by adding the phrase "or the Fifth Floor Expansion Effective Date" to the second line thereof immediately following the word "Date" and before the word ", respectively"; and by replacing the word "and" in the fourth line thereof with a comma, and by adding the phrase "and the Fifth Floor Expansion Premises" to the fourth line thereof immediately following the word "Premises" and before the words ", as the".

                  (10) The definition of "Schedule of Improvements" appearing in Paragraph 1 of the Lease is hereby modified and amended by replacing the word "and" in the fourth line thereof with a comma, and by adding the phrase "and the Fifth Floor Expansion Premises Schedule of Improvements" to the fifth line thereof immediately following the word "Improvements" and before the word ", respectively".

                  (11) The definition of "Tenant Improvements" appearing in Paragraph 1 of the Lease is hereby modified and amended by replacing the word "and" in the second line thereof with a comma, and by adding the phrase "and the Fifth Floor Expansion Premises Lease Improvement Agreement" at the end of such definition immediately following the word "Agreement".

                  (12) The definition of "Tenant's Cost" appearing in Paragraph 1 of the Lease is hereby modified and amended by replacing the word "and" in the first line thereof with a comma, and by adding the phrase "and the Fifth Floor Expansion Premises Lease Improvement Agreement" to the second line thereof immediately following the word "Agreement" and before the words ", as the".

                  (13) Subparagraph (4)(c) of the Lease, appearing on pages 7 and 8 thereof, is hereby modified and amended by replacing the word "and" in the third line thereof with a comma, and by adding the phrase "and the Fifth Floor Expansion Premises" at the end of the third line thereof immediately following the word "Premises". Subparagraph 4(c) of the Lease is hereby further modified and amended by adding the phrase "(or the Fifth Floor Expansion

Premises Lease Improvement Agreement, as the case may be)" to the sixth line thereof immediately following the word "Agreement" and before the word "with". In addition, such subparagraph (4)(c) is hereby further modified and amended by adding the phrase "or the Fifth Floor Expansion Premises" to the 13th line thereof immediately following the word "Premises" and before the words ", as the case". Such subparagraph (4)(c) is hereby further modified and amended by replacing the word "and" in the 17th, 19th and 22nd lines thereof with commas, and by adding the phrase "and the Fifth Floor Expansion Premises" to each such line immediately following the word "Premises" and before the words ", as the case" in each of the foregoing lines of such subparagraph.

                  (14) Subparagraph 4(d) of the Lease, appearing on page 8 thereof, is hereby modified and amended by adding the phrase "or the Fifth Floor Expansion Premises" to the first line thereof immediately following the word "Premises" and before the words ", or possession". Such subparagraph 4(d) is hereby further modified and amended by adding the phrase "or the Fifth Floor Expansion Effective Date, as the case may be," to the 7th line thereof immediately following the words "Effective Date" and before the word "notwithstanding".

                  (15) Paragraph 4(e) of the Lease, appearing on page 8 thereof, is hereby modified and amended by replacing the word "and" in the 6th line there of with a comma, and by adding the phrase "and the Fifth Floor Expansion Effective Date" to the 7th line thereof immediately following the word "Date" and before the words ", Tenant shall".

                  (16) Paragraph 9(a) of the Lease, appearing on pages 10 and 11 thereof, is hereby modified and amended by deleting the 14th and 15th lines thereof in their entirety, and by substituting in lieu thereof the following new provision: "Primary Lease Improvement Agreement, the Fourth Floor Expansion Premises Lease Improvement Agreement, and the Fifth Floor Expansion Premises Lease Improvement Agreement, and that no representations respecting the condition of the".

                  (17) Paragraph 33 of the Lease, appearing on Pages 27 through 29 thereof, is hereby modified and amended by adding the following new subparagraph (e) immediately following subparagraph (d) appearing on Page 29 thereof:

                           "(e) In the event that the conditions described and identified in subparagraph 33(c)(i) and (ii) are not satisfied on or before December 15, 1999, then Tenant shall be required to deposit with Landlord the additional sum of $137,185.50 as additional security in consideration for the leasing by Tenant of the Fifth Floor Expansion Premises, which sum of $137,185.50 shall be deposited by Tenant with Landlord on or before January 15, 1999. Such additional Security Deposit shall become for all purposes a part of the Principal Deposit, and shall be held and disbursed by Landlord at the time and in the manner provided for disbursement of the Principal Deposit pursuant to the provisions of subparagraph 33(c) hereof."

                  (18) Exhibit "A-1" of the Lease is hereby modified and amended by replacing the word "and" in the second line thereof with a comma, and by adding the phrase "the Fourth Floor Expansion Premises and the Fifth Floor Expansion Premises" at the end of the second line thereof immediately following the word "PREMISES".

                  (19) The Lease is hereby modified and amended by attaching thereto Exhibit "B-3", Exhibit "J", Exhibit "J-1" and Exhibit "J-2" attached to this First Amendment and hereby incorporated into the Lease in their entirety.

                  (20) Paragraph 1 of the Special Stipulations attached as Exhibit "G" to the Lease is hereby modified and amended by deleting the first sentence thereof in its entirety, and by substituting in lieu thereof the following new sentence: "Subject in all respects to the terms of this Lease (including, without limitation, the provisions of Special Stipulation 5 and 6 hereinbelow), from and after the Commencement Date, Tenant shall have the right to use two (2) reserved and sixty two (62) unreserved spaces (for a total of sixty four (64) spaces) in the parking garage serving the Building."

                  (21) Paragraph 3 of the Special Stipulations attached as Exhibit "G" to the Lease is hereby modified and amended as follows:

                           (1) By deleting from the first line thereof the words and numbers "fifth (5th) floor" in their entirety, and by substituting in lieu thereof the phrase "sixth (6th), seventh
                                    (7th) and eighth (8th) floors (each of which floors contain 18,105 rentable square feet)";

                           (2) By adding the phrase "(except with respect to Rent and tenant improvement allowances which shall be determined as hereinafter provided)" to the 12th line thereof immediately following the word "Offer" and before the words "or on";

                           (3) By adding the phrase "(except with respect to Rent and tenant improvement allowances which shall be determined as hereinafter provided)" to the third line of the second full paragraph thereof immediately following the words "in the Advice" and before the words "shall govern";

                           (4) By deleting the last two lines of the third full paragraph in their entirety, beginning with the words "commences unless the" and ending with the words "Second Refusal Space", and by substituting in lieu thereof the following provisions: "commences. In addition, notwithstanding anything to the contrary contained in the Advice, or otherwise, Rent for any Second Refusal Space so accepted by

                                    Tenant shall be the per square foot Base
                                    Rent in effect with respect to the Fifth
                                    Floor Expansion Premises and, in addition, Tenant shall pay Tenant's Pro Rata Share of any increase in Operating Costs over the calendar year 2000 Base Year Operating Costs. In addition, in the event that Tenant commences paying Rent on any Second Refusal Space within twelve months from the date of the Fifth Floor Expansion Effective Date (the "TI Cut-Off Date") then, with respect to such Second Refusal Space, but not otherwise, Landlord shall provide Tenant with a tenant improvement allowance per rentable square foot of such Second Refusal Space of $12.00. In addition, in the event that Tenant commences paying Rent on any Second Refusal Space at any time on or after the TI Cut-Off Date then, with respect to such Second Refusal Space, but not otherwise, Landlord shall provide Tenant with a tenant improvement allowance per square foot of such Second Refusal Space in an amount equal to the product obtained by multiplying $12.00 by a fraction, numerator of which is the number of full calendar months remaining in the initial Term of this Lease as of the date on which Tenant is required to begin payment of Rent pursuant to the terms of the Advice, and the denominator of which is 109;"

                           (5) By adding the phrase "(except with respect to Rent and the tenant improvement allowance which shall be determined as provided hereinabove)" to the third line of the last paragraph thereof immediately following the word "Advice" and before the words ", and reflecting".

                           (6) By adding the following new paragraph immediately following the last paragraph thereof: "Landlord hereby represents that it has delivered proper notice to Turner Broadcasting System, Inc. (`TBS') with respect to its refusal rights concerning the Premises heretofore leased by Tenant; that TBS has failed or refused to exercise its refusal rights with respect thereto; and that TBS' time period within which it may exercise its refusal rights with respect to the 6th, 7th and 8th floors of the Building is limited to a period of ten (10) days from the date of receipt of proper notice triggering TBS' refusal rights with respect to such floors.

                  (22) The Lease is hereby further modified and amended by adding the following new paragraph to the Special Stipulations attached as Exhibit "G" to the Lease, immediately following Paragraph 18 thereof:

                  "19. Monument Signage. Landlord hereby covenants and agrees to construct a monument sign in front of the Building on which Tenant may install its name on both sides thereof at the time and in the manner provided by this Paragraph. At such time as Tenant actually occupies, has exercised its refusal rights with respect to, or has executed a lease for not less than 71,000 rentable square feet of space in the Building (exclusive of unexercised expansion, right of first refusal, or similar options), Tenant shall be entitled to place its name at a location designated by Landlord on such monument sign. The location, size and materials of such monument signage shall be approved by Landlord in its discretion. All monument signs shall be of equivalent size, and the monument shall be of a sufficient size to permit installation of not less than four (4) signs thereon. Tenant shall be required to pay for any and all costs and expenses associated with the design, construction, and installation of such signage (as opposed to the cost of the monument), and for the removal thereof, upon the expiration or earlier termination of this Lease. In addition, in the event that (i) Tenant, after the installation of such signage at any time occupies less than 71,000 rentable square feet of space in the Building, Landlord may elect at its sole option to require Tenant to remove its signage at Tenant's sole cost and expense, and (ii) at any time there are three or more tenants occupying more rentable square footage of the Building than Tenant (even if Tenant occupies 71,000 rentable square feet or more of the Building), Landlord may require Tenant to remove its signage at Tenant's sole cost and expense; provided, however, that no tenant in the Building will be entitled to place its signage on the monument sign unless such tenant occupies square footage in an amount equal to or greater than the lesser of (a) 71,000 rentable square feet, or (b) the rentable square footage actually leased and occupied by Tenant from time to time."

         3. INTERPRETATION. If any conflict between the terms of this Amendment and the terms of the Lease occurs, the terms of this Amendment shall govern and control in all respects. It is the intention of Landlord and Tenant with respect to the subject matter hereof that the terms of this Amendment shall supersede and replace in each and every respect the terms and provisions of the Lease which the parties intend to modify pursuant to the terms hereof.

         4. BINDING EFFECT; HEADINGS; APPLICABLE LAW. All the terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

         5. RATIFICATION. Except as hereinabove set forth, the Lease shall remain unmodified and in full force and effect, and Landlord and Tenant do hereby ratify and confirm the Lease, as modified and amended herein.

         6. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which is to be deemed original for all purposes.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first above written.

                                    LANDLORD:

                                    101 MARIETTA STREET ASSOCIATES

                                    By: /s/ MARK A. GRIFFITH
                                        ----------------------------------------
                                        Name: Mark A. Griffith
                                             -----------------------------------
                                        Title: Vice President
                                               ---------------------------------
                                                     [CORPORATE SEAL]


                                     TENANT:

                                     INTERLAND, INC.


                                    By: /s/ BART HAHN
                                        ----------------------------------------
                                        Name: Bart Hahn
                                             -----------------------------------
                                        Title: Managing Director
                                               ---------------------------------
                                                     [CORPORATE SEAL]

                                   EXHIBIT "J"

                         FIFTH FLOOR EXPANSION PREMISES
                           LEASE IMPROVEMENT AGREEMENT


1.       GENERALLY

         Landlord and Tenant acknowledge and agree that this Fifth Floor Expansion Premises Lease Improvement Agreement shall govern the terms and conditions on which Tenant Improvements shall be constructed and installed in the Fifth Floor Expansion Premises. The text of each of the following paragraphs has been prepared specifically with reference to the buildout of the Fifth Floor Expansion Premises. Landlord's Allowance for construction of Tenant Improvements shall be $12.00 per rentable square foot with respect to the Fifth Floor Expansion Premises. Landlord has not agreed to provide any additional other tenant improvement allowance (other than as set forth in the immediately preceding sentence) to Tenant for purposes of funding the cost of Tenant Improvements in the Fifth Floor Expansion Premises.

2.       IMPROVEMENTS

         (1) At Tenant's expense, Landlord shall furnish and install substantially in accordance with the construction drawings and specifications approved by Tenant and Landlord, partitions, doors, lighting fixtures, acoustical ceiling, floor coverings, electrical outlets, telephone outlets, air conditioning, fire sprinklers, signage, wall finishes, and construction clean-up and other improvements required by Tenant which are normally performed by the construction trades (the "Tenant Improvements"). Landlord shall cause to be prepared at Tenant's sole cost and expense all architectural plans and specifications, and all structural, mechanical and electrical engineering plans and specifications (the "Plans") required for Tenant's occupancy. The preparation of the Plans shall not include selection of non-building standard finishes, or any fixtures or furniture, or any other elements of interior design.

         (2) At Landlord's expense, Landlord shall or has provided the improvements described in Exhibit "J-3" attached hereto and by this reference incorporated herein (hereinafter referred to as "Landlord's Work").

         (3) Landlord shall provide a construction management team that will supervise and facilitate construction of all Tenant Improvements. Such construction management team shall receive a management fee in an amount equal to five percent (5%) of all costs associated with the Tenant Improvements (including any portion relating to "Tenant's Cost"(as hereinafter defined)). Such construction management fee shall be paid to Landlord's construction manager


                                  EXHIBIT "J"
                  as a disbursement from "Landlord's Allowance" (as defined below).

         (1)


3.       LANDLORD'S ALLOWANCE

         As Landlord's contribution to work provided in Paragraph 1(a), Landlord shall provide Tenant with an allowance of Two Hundred Seventeen Thousand Two Hundred Sixty and 00/100 Dollars ($217,260.00) ("Landlord's Allowance") with respect to the Fifth Floor Expansion Premises. Notwithstanding the above, Tenant may, at Tenant's discretion, use all or any portion of Landlord's Allowance for costs related to design and construction of the Tenant Improvements, Tenant's signage costs, moving expenses and installation of Tenant's furniture; provided, however, that as a condition to Tenant's right to use Landlord's Allowance for such purposes, Tenant shall be required to improve and finish all portions of the Fifth Floor Expansion Premises to at least the following minimum standards:
(i) a fully completed ceiling with lights connected and switched and ceiling tiles installed; (ii) the base building heating, ventilating and air conditioning system installed, including interior duct work, supply grills, and interior zone controls; (iii) sprinkler heads installed or relocated in accordance with applicable codes; (iv) a fully operational and certified life safety system installed; (v) finished floors; (vi) all drywall surfaces fully skimmed, sanded, painted and finished; (vii) standard electrical distribution outlets for convenience power installed and connected; and (viii) a certificate of occupancy from the appropriate governmental authority shall be issued for such space. Landlord represents and warrants to Tenant that implementation of the Plans will (i) exceed the minimum standards set forth in the immediately preceding sentence, and (ii) result in the completion of all improvements called for in the pricing drawings approved by Landlord and Tenant.

4.       TENANT'S COST

         (1) Tenant shall bear the cost, if any, of the Tenant's Improvements over and above the Landlord's Allowance (such additional cost is hereinafter referred to as "Tenant's Cost"). The cost of any modifications of any part of the work described in Paragraph 1 already completed that are requested by Tenant shall constitute part of Tenant's Cost. In addition, subject to Landlord's approval (which approval shall not be unreasonably withheld or delayed, but which may be conditioned on Tenant's payment of all utility costs therefor), Tenant may install additional air conditioning units in the Fifth Floor Expansion Premises.

         (2)      [INTENTIONALLY OMITTED]

         (3) Tenant shall pay one-half (1/2) of all amounts payable by Tenant to Landlord pursuant to this Paragraph 4 of this Exhibit "J" immediately following Tenant's approval of the price to be paid to Landlord as per subparagraph 5(b) hereof. Tenant shall pay the remaining amounts immediately upon the Fifth Floor Expansion Effective Date.


                                   EXHIBIT "J"

5.       PLANNING SCHEDULE

1.

         (1)      Preparation and Approval of Plans:

                  (1) Landlord and Tenant shall diligently pursue the preparation of the Plans in accordance with Exhibits "J-1" and "J-2", as the case may be. Failure of Tenant to provide said instructions by the dates specified in Exhibits "J-1" and "J-2", as the case may be, shall constitute a Tenant Delay.

                  (2) The Plans shall then be prepared in conformance with Landlord's requirements and all applicable codes, ordinances and laws, and shall specify materials and details equal to or better than Landlord's building standard. The Plans shall be subject to approval of Landlord and the government officials having jurisdiction. Landlord shall submit complete construction plans to Tenant for approval and Tenant shall approve said Plans in accordance with Exhibits "J-1" and "J-2", as the case may be. Failure of Tenant to approve the Plans in accordance with Exhibits "J-1" and "J-2", as the case may be, shall constitute a Tenant Delay.

         (2) Upon receipt of the approved Plans, Landlord shall provide a quotation based upon competitively bid subcontract pricing for the work to Tenant for approval as the price to be paid by Tenant to Landlord for Tenant's Cost. Upon written approval of such price by Tenant, Landlord and Tenant shall be deemed to have given final approval to the Plans as the basis on which the quotation was made, and Landlord shall be authorized to proceed with the improvements to the Initial Premises in accordance with such Plans. Tenant will not unreasonably withhold its approval of such price. Failure of Tenant to approve or disapprove such price in accordance with Exhibits "J-1" and "J-2", as the case may be, or unreasonable disapproval of such price, shall constitute a delay by Tenant in accordance with the provisions of Paragraph 4(b) of the Lease. Landlord shall not be obligated to proceed with any improvements of the Fifth Floor Expansion Premises until such time as Tenant approves a price for the Tenant's Cost. Exhibits "J-1" and "J-2", as the case may be, provide the intermediate actions required of both Landlord and Tenant to satisfy the schedule hereof.

         (3) Landlord hereby agrees that Tenant may occupy any portion of the Fifth Floor Expansion Premises as same becomes ready for Tenant's occupancy notwithstanding that the entire Fifth Floor Expansion Premises is not ready for Tenant's occupancy at such time.

                                   EXHIBIT "J"

6.       TENANT'S WORK



         All work not within the scope of the normal construction trades employed in the Building, including, but not limited to, furnishing and installing of telephones, furniture, and office equipment shall be furnished and installed by Tenant at Tenant's expense. Tenant shall adopt a schedule in conformance with the schedule of Landlord's contractors and conduct its work in such a manner as to maintain harmonious labor relations and as not to interfere unreasonably with or delay the work of Landlord's contractors. Tenant's contractors and subcontractors shall be acceptable to and approved by Landlord and shall be subject to the administrative supervision of Landlord. Contractors and subcontractors engaged by Tenant shall employ persons and means to insure so far as may be possible the progress of the work without interruption on account of strikes, work stoppages or similar causes for delay. Landlord shall give access and entry to the Premises to Tenant and its contractors and subcontractors and reasonable opportunity and time and reasonable use of facilities to enable Tenant to adapt the Premises for Tenant's use; provided, however, that if such entry is prior to the Fifth Floor Expansion Effective Date, such entry shall be subject to all the terms and conditions of the Lease, except the payment of Rent.


                                   EXHIBIT "J"

                                  EXHIBIT "J-1"

             FIFTH FLOOR EXPANSION PREMISES SCHEDULE OF IMPROVEMENTS

THE FOLLOWING SCHEDULE MORE CLEARLY DEFINES THE INTERMEDIATE STEPS ESSENTIAL TO MEET THE DATES AS PROVIDED IN EXHIBIT "J":


ACTION


1.        TENANT PROVIDES PROGRAM INFORMATION TO LANDLORD AND/OR ARCHITECT AND
          DELIVERS PRELIMINARY SPACE PLAN TO LANDLORD:                              On or before ten (10)
                                                                                    days from the date of
                                                                                    execution by both
                                                                                    Landlord and Tenant of
                                                                                    the First Amendment to
                                                                                    Amended and Restated
                                                                                    Lease

2.        LANDLORD'S COMMENTS ON TENANT'S PRELIMINARY SPACE PLAN AND PRELIMINARY
          SPACE PLAN DELIVERED TO TENANT BY LANDLORD:                                           8             days
                                                                                    ------------------------
                                                                                    after
                                                                                    Action 1

3.        TENANT'S ACCEPTANCE OF PRELIMINARY SPACE PLAN:                                       4              days
                                                                                    ------------------------
                                                                                    after
                                                                                    Action 2

4.        PRICING NOTES DELIVERED TO TENANT BY LANDLORD:                                       6              days
                                                                                    ------------------------
                                                                                    after
                                                                                    Action 3

5.        TENANT'S ACCEPTANCE OF PRICING NOTES:                                                3              days
                                                                                    ------------------------
                                                                                    after
                                                                                    Action 4

6.        DETAILED PRELIMINARY ESTIMATE COMPLETED BY LANDLORD AND DELIVERED TO                 3              days
          TENANT:                                                                   ------------------------
                                                                                    after
                                                                                    Action 5
7.        TENANT'S FINAL ACCEPTANCE OF PRELIMINARY SPACE PLAN AND PRICING ESTIMATE             3              days
          NO LATER THAN:                                                            ------------------------
                                                                                    after
                                                                                    Action 6

8.        CONSTRUCTION DOCUMENTS TO TENANT BY LANDLORD:                                      14               days
                                                                                    ------------------------
                                                                                    after
                                                                                    Action 7


                                   EXHIBIT "J-1"


9.        LANDLORD SHALL MAKE REVISIONS TO CONSTRUCTION DOCUMENTS, IF NECESSARY,
          AND RELEASE THEM FOR BIDDING AND PERMITTING:                                        7               days
                                                                                     ------------------------
                                                                                     after
                                                                                     Action 8

10.       FINAL PRICING AND LANDLORD'S COSTS ON CONSTRUCTION DOCUMENTS DELIVERED
          TO TENANT BY LANDLORD:                                                              7               days
                                                                                     ------------------------
                                                                                     after
                                                                                     Action 9

11.       TENANT'S FINAL ACCEPTANCE OF ALL PLANS AND PRICING DELIVERED TO LANDLORD            3               days
          NO LATER THAN:                                                             ------------------------
                                                                                     after
                                                                                     Action 10

12.       COMMENCEMENT OF CONSTRUCTION, SUBJECT TO PERMIT APPROVAL BY CODE
          OFFICIALS HAVING JURISDICTION:                                                      3               days
                                                                                     ------------------------
                                                                                     after
                                                                                     Action 11

13.       SUBSTANTIAL COMPLETION AND OCCUPANCY BY TENANT.                            No later than June 1, 2000


NOTE: SCHEDULE ASSUMES ALL MATERIALS, EQUIPMENT, AND FINISHES ARE IN STOCK OR AVAILABLE IN A TIMELY MANNER SO AS TO NOT DELAY THE JOB PROGRESS. SUBSTITUTION OR DELETION OF SPECIFIED ITEMS MAY BE REQUIRED TO MAINTAIN SCHEDULE. LANDLORD'S OBLIGATION TO MEET ANY OR ALL OF THE DATES SET FORTH ABOVE SHALL BE SUBJECT TO LANDLORD'S ACTUAL RECEIPT OF TENANT'S APPROVALS, PROGRAM INFORMATION, ETC. ON OR BEFORE THE DATES SET FORTH ABOVE.


                                   EXHIBIT "J-1"

                                  EXHIBIT "J-2"

               LANDLORD'S WORK FOR FIFTH FLOOR EXPANSION PREMISES


1.       STRUCTURE
         Steel Structure with poured concrete floor over metal pan with a level concrete floor (broom clean) ready for installation of glue down carpeting (or other Tenant finish).

2.       PERIMETER WALLS
         Glass and precast concrete with the inside face of walls insulated and with drywall installed, spackled, taped and sanded. Primer and paint (or other finish) by Tenant.

3.       COLUMNS AND CORE WALLS

         (a) All columns shall be exposed. Framing, drywall and finish by Tenant.

         (b) The core walls shall be framed, drywalled, spackled, finished, taped and sanded from slab to ceiling ready to accept a wall finish. Core walls in public corridor will be finished by Landlord. Core walls in Tenant space will be finished by Tenant.

4.       WINDOW TREATMENTS
         1" horizontal mini-blinds at all perimeter glass.

5.       DRAWINGS

         The Landlord shall deliver the following base building drawings/documents as needed by Tenant:

         (a)      A dimensional outline floor plan at a minimum scale of 1/8" =
                  1'0".

         (b) Structural drawings showing the size and layout of the framing for the Tenant's floor and the floor immediately above and below.

         (c)      Mechanical and Electrical Drawings (as needed).

6.       CORE

         (a)      Multi-Tenant Floor
                  Core complete with air conditioning, restrooms, finished elevators, elevator lobby (with carpet, fire doors, lights, finished walls and ceiling), stairways, ventilation shafts, electrical/telephone rooms, mechanical room, janitor's closet, and any


                                   EXHIBIT "J-2"
                  required finished existing corridors (with carpet, lights, finished walls and ceiling).

         (b)      Full-Floor Tenant
                  Core complete with air conditioning, restrooms, finished elevators, unfinished elevator lobby, stairways, ventilation shafts, electrical/telephone rooms, mechanical room and janitor's closet.

7.       DRINKING FOUNTAINS
         One ADA accessible drinking fountain per floor.

8.       RESTROOMS
         Two common ADA accessible restrooms finished according to building standard with ceramic floors, ceramic wet walls, wallcovering on other walls, finished ceilings, granite vanities, enclosed stalls, accessories, fixtures, trim and lighting.

9.       DOORS
         Finished wood stain doors complete with metal frame trim and hardware, installed on all doorways in the service core with lever handle hardware.

10.      TELEPHONE
         Access in telephone and electrical rooms on each floor to wiring for telephone. Landlord will provide and install the appropriate wiring from the base of the Building to such telephone and electrical rooms. Wiring from rooms shall be Tenant's responsibility, at Tenant's expense, to install and subscribe to any such service if Tenant so desires.

11.      PLUMBING
         One valved point of connection for cold water. Two points of connection to waste and vent lines on each floor.

12.      AIR CONDITIONING
         Each floor is equipped with two (2) 15-ton multizone constant volume airhandlers which provide approximately 12,000 cubic feet per minute
         (CFM) per unit. Each of these handlers serves the primary ductwork for 5 zones (i.e., ten zones per floor). Six of the 10 zones per floor are heated with thermostatically controlled duct heaters which range in size from 5KW to 9KW. The lobby level and the top floor (floor 36) have all zones heated with duct heaters. Two (2) Carrier centrifugal chillers (1040 tons and 1070 tons) provide cooling to the building.

13.      ELECTRICAL
         An electrical capacity of 5 watts per square foot of rentable area for low voltage electrical consumption (120/208 volts) and 4.5 watts per square foot of rentable area for high



                                   EXHIBIT "J-2"
         voltage lighting and HVAC (277/480 volts). Landlord will provide (but not install) up to one (1) two foot x four foot fluorescent lighting fixture per one hundred (100) rentable square feet of the Demised Premises. Separate submeters shall be placed on all abnormal electrical consumptions as part of Tenant's work.

         Emergency power to serve elevators, emergency lighting, fire alarm and security equipment will be provided by a diesel generator.

14.      FIRE PROTECTION

         (a)      Fire Sprinklers
                  A complete, automatic fire protection system conforming to NFPA 13 and hydraulically designed in accordance with NFPA 13 for Light Hazard Occupancy is provided for all tenant spaces and common areas. Mechanical areas in the building are designed in accordance with NFPA 13 for ordinary hazard occupancies. Areas with completed ceilings will be provided with chrome plated brass pendant heads centered in ceiling tiles. Brass upright heads, mounted as required to meet base system requirements will be installed in areas with unfinished ceilings, with any turn downs and installation of pendant heads performed as part of Tenant work. Lobby areas with gypsum board ceilings will have concealed pendant heads with flush ceiling coverplates.

         (b)      Fire Alarm
                  A fire alarm system including pull stations, ceiling and duct mounted smoke detectors, water flow switches and tamper switches will be installed as required to initiate alarms, horns, and strobe devices for occupant evacuation. The system shall comply, at a minimum, with the applicable provisions of the ADA, NFPA 101, NFPA 72, NFPA 90A, NFPA 90B, and the Safety Code for Elevators (ASME A17.1). Tenant shall be required to install compatible devices within the Premises and connect to base Building riser as part of Tenant buildout. (Compatible devices are those that are UL listed for fire alarms and UL listed to be used with Notifier Fire Alarm systems).

15.      CEILING
         A 2'x2' ceiling grid installed at 8'9" above finished floor. Ceiling tile will be stacked on floor. Tile to be 24" x 24" Beveled Tegular Cortega by Armstrong or similar. Grid to be exposed narrow profile.


                                   EXHIBIT "J-2"

16.      ELEVATORS

         Building Elevators
         (a)      High Rise
                  The lobby and high rise floors (floors 20-34) are served by five (5) 3500 pound capacity elevators each operating at 1000 feet per minute. Each of these elevators is a gearless traction model.

         (b)      Low Rise
                  The low rise floors (floors 1-19, there is no floor 13) are served by six (6) 3500 pound capacity elevators each operating at 700 feet per minute. Each of these elevators is a gearless traction model.

         (c)      Top Three Floors
                  The top three floors (floors 34-36) are served by one (1) 3000 pound capacity elevator operating at 200 feet per minute. This elevator is a geared traction model.

         (d)      Freight Elevator
                  The main building's 36 floors (floors 1-36 and basement, but there is no floor 13) are served by one (1) freight elevator. The freight elevator has 3500 pounds of capacity and operates at 1000 feet per minute. The freight elevator is a gearless traction model.

         Parking Deck and Loading Dock Elevators

         -        Parking Deck Elevator
                  The parking deck is served by two (2) 2000 pound capacity passenger elevators operating at 300 feet per minute. Each of these two elevators serves all seven levels of the parking deck and two levels below the parking deck.

         -        Loading Dock Elevator
                  The loading dock elevator shuttles between the loading dock on the east end of the building and the basement where transfer can be made to the freight elevator. This elevator has 5000 pounds of capacity and operates at 35 feet per minute. The loading dock elevator is a hydraulically operated model.

         Elevator Control System

                  The elevators are operated by a newly installed all-digital SCR drive controller.


                                   EXHIBIT "J-2"